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                                  UNITED STATES
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Action of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2002

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                                AQUASEARCH, INC.

             (Exact name of Registrant as specified in its charter)

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       COLORADO                         33-23460-LA            33-0034535
(State or other jurisdiction of       (Commission File        (IRS Employer
incorporation or organization              Number)        Identification Number)

                   73-4460 QUEEN KA'AHUMANU HIGHWAY, SUITE 110
                            KAILUA-KONA, HAWAII 96740
                    (Address of principal executive offices)

                                 (808) 326-9301
              (Registrant's telephone number, including area code)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

(b) On June 17, 2002, the U.S. Bankruptcy Court for the District of Hawaii, after hearing held that same date, the Honorable Robert Faris entered an order confirming the Amended Plan of Reorganization (the "Plan") submitted by the Registrant.

The material features of the Amended Plan of Reorganization, a copy of which is attached as an exhibit, include the following:

     - All administrative and priority claims will be paid in full on or prior to the effective date of the Plan.

     - General unsecured creditors of the Registrant will receive $0.175 for each dollar of allowed claims held, with the balance of the debt to be discharged. Details regarding the amount of the Registrant's indebtedness that was discharged are set forth in the Condensed Balance Sheet under Assets and Liabilities, below.

     - Each existing share of the Registrant's common stock prior to reorganization represents one share of common stock of the Registrant as the reorganized debtor following confirmation of the Plan. All such shares, whether or not previously registered, are deemed issued pursuant to ss. 1145 of the Bankruptcy Code (11 USC ss. 1145). Shareholders are not required to exchange their certificates, but they may do so by submitting them to the Registrant's transfer agent. Upon the effective date of the Plan, which is to occur prior to September 15, 2002, the Registrant will issue one share of its common stock for each five warrants to purchase shares of the Registrant's common stock that were outstanding as of June 17, 2002, the date of confirmation. These shares will also be issued under the exemption from registration provided for at ss. 1145 of the Bankruptcy Code.

     - The Registrant will merge with Mera Pharmaceuticals, Inc. a Delaware corporation ("Mera"), for purposes of changing its name and the state of the Registrant's incorporation from Colorado to Delaware. Mera Pharmaceuticals, Inc. will be the surviving corporation and the successor issuer. Each share of Registrant's stock outstanding at the time of this merger will be exchanged for one share of stock in Mera. Shareholders will not be required to exchange their "Aquasearch" certificates for "Mera" certificates, but they may do so by submitting them to the Registrant's transfer agent.

     - Financing of the Registrant's obligations under the Plan and working capital to support ongoing operations will be obtained through the investment of approximately $3 million (in aggregate) by two limited liability companies. That investment may be a straight equity investment or may be in the form of debt convertible into common stock. 27,331,500 shares of Registrant's common stock are to be issued (or issuable) in return for this investment, which will, when issued, represent 21.96% of the Registrant's outstanding and issued stock, provided no other issuances occur prior to that investment. If these limited liability companies invest more than $3 million in the aggregate in Registrant, additional shares will be issued.

     - Subsequent to the investment by the limited liability companies, the Registrant (as Mera) will begin the distributions to creditors called for in the Plan. Once the distributions are completed, Mera will merge with Aqua RM Co., Inc., a Delaware corporation established specifically for the purpose of facilitating the reorganization of the Registrant. Mera will be the surviving corporation, and it will issue 100 shares of Mera common stock in exchange for each share of Aqua RM Co., Inc. common stock held by the stockholders of that company. The effective date of the Plan is the date on which the merger between Mera and Aqua RM Co., Inc. takes effect, which is to be not later than September 15, 2002 (ninety (90) days following confirmation of the Plan on June 17, 2002). Following the merger, Aqua RM Co., Inc. stockholders will hold approximately 63.2% of the common stock of the Registrant, provided that no issuances other than those described in the Plan occur prior to the merger.



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     -    Upon confirmation of the Plan, the resignations of David Tarnas, Earl
          Fusato and Mark Huntley, PhD, submitted on June 14, 2002, took effect. By action taken at a June 14, 2002 meeting of the Board of Directors of the Registrant and pursuant to the Plan, Richard D. Propper, MD, Gregory F. Kowal and Daniel P. Beharry were appointed to the Board of Directors of Registrant upon confirmation of the Plan. In addition, pursuant to the Plan Dr. Propper was named Interim Chief Executive Officer and Harry Dougherty was named President of Registrant.

Outstanding Stock and Stock Reserved for Future Issuance. As of the date of confirmation, Registrant had outstanding 122,134,419 shares of common stock, which, upon confirmation, became issued stock of the Registrant as the reorganized debtor. In addition, Registrant has reserved 2,350,461 shares of common stock for issuance to warrant holders upon the effective date of the Plan.

Assets and Liabilities of the Registrant. The effect of confirmation of the Plan on the Registrant's assets and liabilities is reflected in the following unaudited balance sheet:



                                                                         CONDENSED BALANCE SHEET

                                                       AQUASEARCH, INC.                                 AQUASEARCH, INC.
                                                       PRE-CONFIRMATION       ADJUSTMENTS TO RECORD       REORGANIZED
                                                           JUNE 17,           CONFIRMATION OF PLAN         JUNE 17,
                                                                              ---------------------
                                                             2002             DEBT        EXCHANGE          2002
                                                         (UNAUDITED)       DISCHARGE      OF STOCK       (UNAUDITED)
                                                                           ----------     --------
                                                      -------------------------------------------------------------
ASSETS
    Current assets:
       Cash                                            $     24,146                                    $     24,146
       Accounts receivable                                    --                                              --
                                                       ------------    ------------    ------------    ------------
       Inventories
                                                            560,138                                         560,138
       Prepaid expenses and other                            38,179            --              --            38,179
                                                       ------------    ------------    ------------    ------------
    Total Current Assets                                    622,463            --              --           622,463

    Plant and Equipment:
       Plant                                              3,280,475                                       3,280,475
       Equipment                                          1,097,952                                       1,097,952
       Less accumulated depreciation                     (1,073,039)                                     (1,073,039)
                                                       ------------                                    ------------
    Net Plant and Equipment                               3,305,388            --              --         3,305,388
                                                       ------------    ------------    ------------    ------------
TOTAL ASSETS                                           $  3,927,851    $       --      $       --      $  3,927,851
                                                       ============    ============    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
    Liabilities Not Subject to Compromise
       Short-term advance                              $    500,000    $       --      $       --      $    500,000
       Accounts payable - trade                             405,283                                         405,283
       Other Liabilities                                    152,222                                         152,222
       Liabilities Subject to Compromise                  4,994,676      (4,038,108)                        956,568
                                                       ------------    ------------    ------------    ------------
    Total Current Liabilities                             6,052,181      (4,038,108)           --         2,014,073

    Stockholders' Equity
       Preferred stock - old (5,000,000 shares
       authorized) Preferred stock - new
       (5,000,000 shares authorized)
       Common stock - old ($0.0001 par value;          $     13,335                    $    (13,335)   $       --
       200,000,000 Shares authorized,
       122,149,419 issued and outstanding)
       Common stock - new ($0.0001 par value;
       200,000,000 Shares authorized; 122,149,419
       issued and outstanding)                                                               13,335          13,335
       Additional paid-in capital                        19,976,153                                      19,976,153
       Deficit                                          (22,113,818)      4,038,108                     (18,075,710)
                                                       ------------    ------------    ------------    ------------
    Total Stockholders' Deficit                          (2,124,330)      4,038,108           --          1,913,778
                                                       ------------    ------------    ------------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $  3,927,851    $       --      $       --      $  3,927,851
                                                       ============    ============    ============    ============

 (a) Liabilities Subject to Compromise
        Notes payable                                  $  1,405,000      (1,159,125)                   $    245,875
         Due to officer                                     297,000        (245,025)                         51,975
         Interest Payable                                   134,331        (110,823)                         23,508
         Note payable to officer                            954,362        (787,349)                        167,013
        Priority Unsecured Claims                           100,000            --                           100,000
        Trade and other miscellaneous claims              2,103,983      (1,735,786)                        368,197
                                                       ------------    ------------    ------------    ------------
                                                       $  4,994,676    $ (4,038,108)   $       --      $    956,568
                                                       ============    ============    ============    ============

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                 AQUASEARCH, INC.

Dated:     June 17, 2002                         By:  /s/ Harry Dougherty
                                                 ------------------------------
                                                       Harry Dougherty
                                                       President












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